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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 herein of our report dated April 20, 2004, except for Note 15 for which the date is July 19, 2004, relating to the financial statements of PlanetOut Inc., which appears in PlanetOut Inc.'s Registration Statement (Form S-1 No. 333-114988) and related Prospectus.

/s/ PricewaterhouseCoopers LLP
San Jose, California
December 21, 2004